May 10 - 11, 2016 CACB Investor Presentation D.A. Davidson – Denver

This document contains forward-looking statements about Cascade Bancorp’s plans and anticipated results of operations and financial condition. These statements include, but are not limited to, our plans, objectives, expectations, and intentions and are not statements of historical fact. When used in this report, the word "expects," "believes," "anticipates,” “could,” “may,” “will,” “should,” “plan,” “predicts,” “projections,” “continue” and other similar expressions constitute forward- looking statements, as do any other statements that expressly or implicitly predict future events, results or performance, and such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Certain risks and uncertainties and Cascade Bancorp’s success in managing such risks and uncertainties could cause actual results to differ materially from those projected, including among others, the following factors: local and national economic conditions could be less favorable than expected or could have a more direct and pronounced effect on us than expected and adversely affect our results of operations and financial condition; the local housing/real estate market could continue to decline for a longer period than we anticipate; the risks presented by a continued economic recession, which could continue to adversely affect credit quality, collateral values, including real estate collateral and OREO properties, investment values, liquidity and loan originations, reserves for loan losses and charge offs of loans and loan portfolio delinquency rates and may be exacerbated by our concentration of operations in the States of Oregon and Idaho generally, and Central, Southern and Northwest Oregon, as well as the greater Boise/Treasure Valley, Idaho area, specifically; interest rate changes could significantly reduce net interest income and negatively affect funding sources; competition among financial institutions could increase significantly; competition or changes in interest rates could negatively affect net interest margin, as could other factors listed from time to time in Cascade Bancorp’s Securities and Exchange Commission (“SEC”) reports; the reputation of the financial services industry could further deteriorate, which could adversely affect our ability to access markets for funding and to acquire and retain customers; and existing regulatory requirements, changes in regulatory requirements and legislation (including without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act) and our inability to meet those requirements, including capital requirements and increases in our deposit insurance premium, could adversely affect the businesses in which we are engaged, our results of operations and financial condition. Such forward-looking statements also include, but are not limited to, statements about the benefits of the branch acquisition transaction involving Cascade Bancorp and Bank of America N.A., including future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the risk that the branches will not be integrated successfully; (ii) the risk that any synergies from the transaction may not be fully realized or may take longer to realize than expected; (iii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (iv) the diversion of management time on integration-related issues; (v) general worldwide economic conditions and related uncertainties; (vi) liquidity risk affecting Cascade’s ability to meet its obligations when they come due; (vii) excessive loan losses; (viii) the effect of changes in governmental regulations; and (ix) other factors we discuss or refer to in the “Risk Factors” section of Cascade’s most recent Annual Report on Form 10-K filed with the SEC on March 4, 2016. These risks as well as other additional risks and uncertainties are identified and discussed in Cascade’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. These forward-looking statements speak only as of the date of this document. Cascade Bancorp undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof. Readers should carefully review all disclosures filed by Cascade Bancorp from time to time with the SEC. SAFE HARBOR Page 2 of 24

CASCADE BANCORP OVERVIEW (1) Ranking and Percentage market share per SNL financial cities served Cascade Bancorp • Headquarters: • Assets: • Deposits: • Loans: • Footprint: • Ticker: • Market Capitalization: • Shares Outstanding 12/31/15 • Float: • Bend, OR • $3.0 billion • $2.6 billion • $1.8 billion • 51 branches / 3 states • CACB • $435 mm (as of 5/2/16) • 72.2 mm shares • 30.0 mm shares Deposit Franchise (1) Metro Area Deposit Share Rank Bend / Central OR 27.90% 1 Boise, ID 6.10% 4 Southern Oregon 9.90% 4 Oregon Coast 18.00% 1 Page 3 of 24

INVESTMENT HIGHLIGHTS CACB: Accelerating Revenue Growth • Accelerating revenues and double-digit organic growth • Enviable core deposit franchise - 9bps cost of funds • Top deposit share in fast-growing Pacific Northwest markets • Metro expansion augmented by strategic M&A • Goal to deliver region-leading growth rate and financial returns • Leverage infra-structure toward $5 billion in assets Page 4 of 24

A UNIQUE STRATEGY • Community bank in ‘micro-politan’ markets  Top 3 market share in fast growing Northwest markets  Top deposit franchise - growing excess deposits • “Skyscraper” business bank in larger NW metro-markets  Adding banking teams to drive organic loan growth  Augment and diversify ‘community bank’ growth • Enhance growth through opportunistic M&A • Success in multiple transactions – proven integration “play book”  Recent deal: Closed and integrated $470M in BofA deposits – March 2016  Pending: Acquisition of Prime Pacific Financial – Q3 2016 closing • Leverages existing ‘skyscraper’ bank in Greater Seattle • Leverages pace of organic growth Organic Growth Strategic M&A Page 5 of 24

DRIVING ORGANIC GROWTH & REVENUE

Revenue Growth Story

- Double digit loan and net-interest income growth
- Diversify and expand non interest income
- Recent commercial teams – LPO in Seattle; new Idaho president & team in Boise

Low Cost Deposit Base

- 9 bps cost of funds, ~55% in checking balances
- Abundant 'community bank' deposits fund strong loan growth
- Pay-for-performance culture designed to drive profitable growth

Grow and Diversify Non interest Revenue Sources

- Accelerating retail revenues: # accounts up 50% with BofA customers
  - Service fees / NSF / Card / Mortgage
- SBA – Top share in Oregon + Pending deal in Seattle (PrimePacific)
- Customer Swaps – approaching $200mm notional
- Equipment finance /aircraft

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BANK OF THE CASCADES

STRATEGY: Commercial Centers in Northwest Metro’s • Downtown “skyscraper” office • Loans up 22% in 2015, commercial portfolio to approach $300 million in 2016 • Historic contribution: 15% of organic loans and 7% of total deposits at YE 2015 Portland Commercial Bank Greater Seattle Expansion • Goal: replicate success of existing Portland LPO • Opened “skyscraper” commercial office Q4 2015  Team of quality & seasoned in-market bankers  C&I origination & Treasury services  Production ahead of expectations  SBA/SWAPS/Treasury management • Leverage with pending Seattle acquisition: Prime Pacific (SBA specialty) Page 7 of 24

STRATEGIC M&A UPDATE: BofA Branch Acquisition

Transaction Summary

- $470M of deposits - net increase of 14 locations
  - Overlap in Southern Oregon markets - consolidation opportunity
- 2.0% deposit premium on balance at closing
- Deposit composition similar to CACB
  - Combined deposits: $2.6 billion, > 50% checking, ~ 9bp COF
- No loans; nominal PP&E

Strategic Rationale

- Enhances revenue, efficiency and earnings; Accretive in second half of 2016
- Increases market share in micro-politan areas where CACB has found great success
  - CACB jumps to #4 market share in Southern Oregon counties (overlap markets)
  - Coastal locations average "top 3" deposit share
- Diversifies revenue sources – "annuity" from high transaction retail customers
  - Banking Fees could reach 60% of non-interest income (~45% currently)
  - ~50% increase in number of retail accounts
    - Opportunity in Card/NSF & OD/Account fees
- Funding for Metro business bank expansion

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BANK OF THE CASCADES

BofA BRANCHES Strengthening Cascade’s Footprint Medford – Grants Pass, Oregon New branch location (14) CACB branch location (38) Klamath Falls, Oregon Page 9 of 24

DEPOSIT COMPOSTION March 31, 2016 Cascade Bancorp Bank of America Branches Combined 3/31/2016 Total Deposits: $2.6 billion Cost of Deposits ~ 0.09% Time Deposits 13% Mmkt & Savings 45% Checking 42% Time Deposits 9% Mmkt & Savings 36% Checking 55% Time Deposits 8% Mmkt & Savings 34% Checking 58% • CACB expects transaction to improve asset sensitivity profile: ~ $2 million annual increase in NII for each 25 basis point increase in the Fed Funds rate Page 10 of 24

PRIME PACIFIC ACQUISITION Q3 2016 Expected Closing Total Assets $119.4 Net Interest Margin 4.46% Gross Loans $94.7 Noninterest Income / Rev. 34.81% Deposits) $104.8 Efficiency Ratio 66.63% Loans / Deposits 89.0% ROAA 1.39% TCE / TA 12.00% ROAE 12.86% NPAs / Assets 1.63% Employees 31 • Prime Pacific: Greater-Seattle commercial & SBA lender  Accelerates Metro commercial bank revenue  Enhances SBA non-interest income  Complements existing Seattle LPO • Attractive and achievable synergies  Expense: - Back office consolidation  Revenue: - Loan & relationship growth - Deposit cost reduction • 4.7% accretion expected in 2017 Strategic Rationale Page 11 of 24

PRIME PACIFIC ACQUISITION Transaction Details Transaction Details Consideration Mix 100% Stock Exchange Ratio 0.3050x Implied Value Per Common Share $1.79(1) Implied Total Transaction Value(2) $17.1mm(1) Required Approvals Customary regulatory approvals and PPFS shareholders Expected Closing 3Q 2016 Due Diligence Completed including 3rd party loan review Other Collars and Tangible Common Equity Constraint Transaction Highlights(5) P / LTM EPS 14.4x P/ TBV 119% TBV Premium / Core Deposits 2.8% Premium to Market (OTC Pink) 43.9% 2017 EPS Accretion(3) 4.7% IRR(3) > 20% Return on Investment(4) > 15% Capital Impact Accretive Tangible Book Earnback(3) None (1) Based upon CACB closing price on 4/22/2016 (2) Implied Total Transaction Value based upon 9.5 million common shares outstanding and 89 thousand in-the-money options with Wtd. Avg Strike Price of $1.02 (3) Based upon CACB street earning estimates, PPFS Mgmt budget in 2016 and CACB assumptions for PPFS thereafter, estimated cost savings of 30% of PPFS’s non-interest expense base and other CACB driven acquisition and fair value assumptions (4) Based upon 2017E (5) PPFS financial data as of December 31, 2015 and PPFS closing price on 4/22/2016 Page 12 of 24

INVESTMENT HIGHLIGHTS CACB: Accelerating Revenue Growth • Deploy $470 million of BofA deposits into earning assets: • Interest income growth • Banking fee / Card revenue growth • Accretive beginning Q2 2016 • Grow Seattle LPO: $50 - $60mm of originations targeted in 2016 • Close the PRIME Financial acquisition in Q3 2016 • Build toward $1B bank in Seattle MSA • Accelerate Boise loan growth • New region president and in-market banking team in Q1 2016 • Product expansion – equipment finance and practice finance represent attractive market opportunities for development Page 13 of 24

Q&A

Appendix

MANAGEMENT TEAM Page 16 of 24

FINANCIAL HIGHLIGHTS Q1 2016 • Q1 Net income at $1.9 million or $0.03 per share, includes $.03 (net) non-recurring items related to BofA acquisition and consolidation expenses • Return on average assets and Return on Equity at 0.30% and 2.30% due to non-recurring items • First quarter 2016 revenue up ~ 18% (annualized) with organic loan growth up $49.7 million, or 14.1% annualized. Q1 2016 total loans at $1.8 billion • Total deposits up 23.7%, or $493.0 million due to BofA deposit acquisition with 55.4% in checking balances and 0.09% cost of funds • Credit quality metrics include offsetting recoveries and charge-offs, and a stable allowance for loan losses of 1.37% of gross loans • Net interest margin of 3.80%, compared to 3.52% in the linked quarter – increase related to higher earning assets and discount acceleration on called security. Project NIM decline in Q2 due to impact of cash received from BofA (Closed in March) Page 17 of 24

FINANCIAL HIGHLIGHTS Financial Highlights (%) 2016 Q1 2015 Q4 2015 Q3 2015 Q2 2015 Q1 ROAA (%) 0.30 0.87 0.82 0.80 0.88 ROAE (%) 2.300 6.60 6.16 5.92 6.52 Net Interest Margin (FTE) (%) 3.80 3.52 3.72 3.70 3.74 Efficiency Ratio (FTE) 88.8 70.9 71.2 70.6 75.0 Book Value/Share $4.67 $4.63 $4.56 $4.47 $4.44 Tangible Book Value/Share $3.35 $3.45 $3.38 $3.29 $3.26 Net Income $1,940 $5,567 $5,099 $4,795 $5,118 Total Assets (billions) $3.0 $2.5 $2.5 $2.4 $2.4 Tier 1 Capital Ratio 10.4 11.5 11.3 11.1 10.8 Asset Quality NPA/Assets 0.49 0.34 0.36 0.41 0.53 NCO(R)/Loans 0.00 0.01 (0.19) (0.02) (0.21) Allowance to Loans 1.37 1.45 1.62 1.45 1.48 Yield / Cost Detail (%) Yield on Loans and Leases 4.19 4.13 4.36 4.32 4.42 Yield on Earning Assets 3.89 3.61 3.80 3.79 3.85 Cost of Int Bearing Deposits 0.14 0.12 0.12 0.14 0.16 Cost of Funds 0.09 0.08 0.08 0.09 0.11 *Source: SNL Financial Page 18 of 24

LOAN COMPOSTION March 31, 2016 Organic Loan Growth • 14.1% organic growth Q1 2016 • #1 small business lender Bend MSA(1) • #4 small business lender Boise MSA(1) • Top local SBA originator Total Loans & Leases – $1.78 Billion Commercial real estate: Owner occupied 18% Commercial real estate: Non- owner occupied 29% Construction 8% Residential real estate 19% Commercial and Industrial 24% Consumer 2% Page 19 of 24

DEPOSIT COMPOSTION March 31, 2016 Savings, 69% Total Deposits – $2.6B Low Cost Core Deposits • Deposits at March 31, 2016 were up 23.7% compared to December 31, 2015 due to primarily to assumed Bank of America deposits • 55.4% of total deposits are in checking account balances • 0.09% cost of funds  Ranks in top quartile of peer set Demand 34% Interest bearing demand 51% Savings 7% Time 8% (1) Peer set includes all banks nationwide with assets between $1B and $5B Page 20 of 24

LOAN TO DEPOSIT RATIO 74.1% 76.8% 78.2% 77.7% 79.8% 68.3% 62.0% 64.0% 66.0% 68.0% 70.0% 72.0% 74.0% 76.0% 78.0% 80.0% 82.0% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Loa n t o D e po si t R at io • BofA deposits to fund rapid loan growth • Interim deployment of funds to securities and ARMs • Build toward +80% loan to deposit ratio Page 21 of 24

NET INTEREST MARGIN AND INCOME 3.68% 3.74% 3.70% 3.72% 3.52% 3.80% 3.35% 3.40% 3.45% 3.50% 3.55% 3.60% 3.65% 3.70% 3.75% 3.80% 3.85% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 N et In te re st Ma rg in ( % ) • Progress on loan to deposit ratio • Cost of Funds remained at 9 bps in Q1 2016 19,088 18,964 19,352 20,411 19,788 22,159 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 Net Interest Margin Net Interest Income ($000’s) Page 22 of 24

NON INTEREST INCOME & EXPENSE

Non Interest Income ($000's)


7,000
6,000
5,000
4,000
3,000
2,000
6,472
6,122
6,695
6,384
5,772
5,456
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16

Non-Interest Expense ($000's)


26,000
24,000
22,000
20,000
18,000
16,000
14,000
12,000
10,000
8,000
17,538
18,820
18,391
19,070
18,115
24,518
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16

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BANK OF THE CASCADES

Page 24 of 24 SOLID CREDIT METRICS Non-Performing Assets ($000s) Classified Assets to Tier 1 + ALLL ($000s) Home Acquisition Total Non-Performing Assets Non-Performing Assets as a % of Total Assets Classified Assets Total Classified Assets % of Tier 1+ALLL * Excludes covered loans * Excludes covered loans Home Acquisition $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2012 2013 2014 2015 2016 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2012 2013 2014 2015 2016 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0%